PROMISSORY NOTE

$100,000.00                                                  Springfield, MA
                                                             August 12, 1997

     FOR VALUE RECEIVED, U. S. AMATEUR SPORTS, Inc.. a Florida corporation with an usual place of business at RCA Blvd., Palm Beach Gardens, Florida, promise to pay to STRATEX CORPORATION, a Florida corporation, having an usual place of business in Palm Beach Gardens, Florida, or order, (hereinafter collectively referred to as Lender) the principal sum of ONE HUNDRED THOUSAND ($100,000.00) DOLLARS in lawful money of the United States, together with interest thereon, interest at the rate equal to the prime lending rate as reported in the Wall Street Journal plus six (6%) percent, payable in monthly installments of interest only commencing on September 1, 1997, and on the first day of each month thereafter until September 1, 1998, at which time all principal and interest is due.

     There shall be a late charge in the amount of three {3.00%) percent of any monthly installment received more than fifteen (15) days after its due date.

     At the option of the holder, the entire outstanding principal balance of this Note and all accrued interest thereon shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events, which events shall be referred to as an "Event of Default" and the terms "Events of Default" or "Default" shall mean whenever they are used in this Note, any one or more of the following events;

     (1) Failure by the Borrower to make any loan payment of interest and/or principal or any other payment required to be paid hereunder on the Mortgages and Security Agreement, or any other loan documents executed in connection herewith or therewith (hereinafter sometimes referred to as the "Loan Documents") within ten (10) days of its due date, whether upon acceleration or otherwise. In the event no such failure has occurred in the prior 12 month period. Borrower shall have an additional five
(5) days after written notice of such failure.

     (2) Failure by the Borrower to observe or perform any other covenant, condition, or agreement on its part to be observed or performed under any of the Loan Documents for a period of thirty (30) days after written notice of such failure has been given to the Borrower.

     (3) Material inaccuracy or incompleteness of any representation or warranty made by or on behalf of the Borrower in connection with this transaction.

     (4) The Borrower shall be involved in financial difficulties as evidenced by:

     (a) Commencement of a voluntary case under Title 11 of the United States Code or the entry of an Order for Relief in any voluntary case commenced under said Title 11;

     (b) Admitting or falling to deny the material allegations of a Petition filed against them or any of them commencing an Involuntary case under said Title 11, or if such Petition or proceeding under said Involuntary Petition is not dismissed within forty-five (45) days from the date on which it has been filed or instituted;

     (c) Seeking relief as a debtor under any applicable law of any jurisdiction relating to the liquidation or reorganization of debtors, or to the modification a or alteration of the rights of creditors, or by its consenting to,or acquiescing in such relief.

     (d) Making an assignment for the benefit of or entering into a composition with its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property, by the entry of an Order of any Court of competent jurisdiction, including the Bankruptcy Court, finding it to be bankrupt or insolvent, or ordering or approving its liquidation, reorganization or any modification or alteration of the right. of its creditors, or assuming custody of or appointing a receiver or other custodian for all or a substantial part of its property.

     (5) The occurrence of an Event of Default under the terms of the Loan Documents or any other instrument now or hereafter securing this Note or evidencing the indebtedness secured hereby, all of which ate hereby incorporated herein as if set forth at length.

     The makers and any endorsers and/or guarantors heroin severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note and expressly agree that this Note or any payment thereunder may be extended with or without consideration therefor, without ln any way affecting the liability of the makers, endorsers and guarantors hereof.

     Any and all deposits or other sums at any time credited by or due from the Holder hereof and all securities or other property in the possession of the Holder hereof belonging to the makers, endorser and guarantor hereof shall be subject to a security interest in favor of the Holder hereof and shall be treated as collateral to secure the payment of this Note, performance of the obligations pursuant to this Note and the payment and Performance of any and all other liabilities and obligations, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the aforesaid parties to the holder hereof, and in the Event of Default, the Holder hereof may sell or dispose of any or all of said securities or other property and may exercise any and all of the rights accorded the Holder by the Uniform Commercial Code. The Holder hereof may apply or set off such collateral against such obligations or liabilities in tho Event of Default.

     The Lender may transfer this Note and deliver to the transferee all or any part of the property, if any, then held by it as security hereunder, and the transferee shall become vested with all the powers and rights herein given to the Lender with respect to the property, if any, so transferred, but the Lender shall retain all rights and powers hereby given with respect to any property, if any, not so transferred.

     No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or a waiver of any such right and/or remedy on any future occasion.

     The Lender is also hereby authorized, in its sole and exclusive discretion, and without notice to the undersigned, to date this Note as of the date when the loan is made; cause or permit one or more co-makers, endorsers, guarantors, or other securities to be added, released, substituted, or withdrawn as parties hereto, either before or after the making of the loan; and to release, exchange, or substitute any collateral pledged, assigned, mortgaged or secured to the Lender in connection herewith, by one or more co-makers, endorsers, guarantors, or securities, and return the Note when paid to any of the undersigned.

     This Note has been executed in and shall be construed as a Florida contract for all purposes, without exception.

     In the event any payment of principal or interest received upon this obligation and paid by the undersigned, or any guarantor, surety, co-maker or endorser, shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or otherwise due to any party other than the Lender, then in any such event, the obligation of said undersigned, or any guarantor, surety, co-maker, or endorser shall, jointly and severally, survive as an obligation due hereunder and shall not be discharged or satisfied by said payment or payments, notwithstanding return by the lender to said parties of the original hereof, or any guaranty, endorsement, or the like.

     All of the Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

     It is not intended under this Note to charge interest at a rate exceeding the maximum rate of interest permitted to be charged under applicable law, but if, notwithstanding, interest exceeding said maximum rate shall be paid hereunder, the excess shall be, at the Lender's option, either (i) deemed a voluntary prepayment of principal of (ii) refunded to the undersigned.

     The undersigned expressly warrant that the proceeds of the loan shall be used solely for business purposes and that this transaction is not a consumer transaction subject to M.G. L. c.140D, Federal Reserve Board Regulation Z, or other "Consumer Protection" statutes, regulations, or restrictions, without exception.

     The forms and conditions of this Note and any agreement relating to the collateral constitute the entire agreement and supersede any prior agreements or undertakings, both written and oral, of the Lender and the undersigned with respect to the subject matter hereof any may not be modified or amended except in writing and signed by the Lender.

     This Note is subject to prepayment without premium, in whole or in part.

     The undersigned will pay on demand all costs of collection and reasonable attorney's fees incurred or paid by the Holder in enforcing this Note or any default.

     The word "undersigned" where used herein shall mean the payer or other endorsers, co-signers, sureties and any other person signing this note.

     The word "Holder" where used herein shall mean the payee or other endorsee of this Note who is in possession of it, or the bearer herein if this
Note is at the time payable to the bearer.

     The undersigned agrees to be bound by the terms and conditions as stated herein and acknowledged receipt of a completed copy of this Note.

     This Note is secured by a security agreement in the assets and equipment of U.S. AMATEUR SPORTS, INC.

     Executed as a sealed instrument this 12th day of August, 1997.



                                  U.S. AMATEUR SPORTS, INC., Borrower



Witnesseth:                       By:  /s/ David J. Panaia
                                       Its President     8/12/97

/s/ Gerald V. Bergman